Rule 497(e)
File Nos. 333-158546
811-03972

FutureFunds Select

FutureFunds Series Account of
Great-West Life & Annuity Insurance Company

Supplement dated January 7, 2010 to
Prospectus dated August 14, 2009

This supplement adds certain information to and amends certain information contained in the Prospectus dated August 14, 2009.  Please read it carefully and keep it with your Prospectus for future reference.

IMPORTANT INFORMATION REGARDING ELIGIBLE FUND SUB-ADVISER CHANGE

Effective December 31, 2009, Invesco Global Asset Management (N.A.), Inc., the sub-adviser of the Maxim Invesco ADR Portfolio, merged into Invesco Institutional (N.A.), Inc. as part of an internal reorganization of the investment adviser subsidiaries of Invesco Ltd.  Invesco Institutional (N.A.), Inc. then changed its name to Invesco Advisers, Inc.  The internal reorganization did not result in a change of actual control or management of the sub-adviser for the Portfolio.  As a result, please note the following changes to the Prospectus and Statement of Additional Information:

All references in the Prospectus and Statement of Additional Information to “Invesco Global Asset Management (N.A.), Inc.” are changed to “Invesco Advisers, Inc.”

The information about Invesco Global Asset Management (N.A.), Inc. on page 21 of the Prospectus is deleted in its entirety and replaced with the following:

“Invesco Advisers, Inc. serves as the sub-adviser to the Maxim Invesco ADR Portfolio.  Invesco Advisers, Inc. is located at 1555 Peachtree, N.E., Atlanta, Georgia 30309.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated August 14, 2009, and should be retained for future reference.